CAPITAL WORLD BOND FUND

Semi-Annual report
for the six months ended March 31, 1997

[The American Funds Group(r)]

[Photo:  Various paper and coin currency on an atlas]

CAPITAL WORLD BOND FUND(R)

The fund seeks to maximize long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. That total return is made up of three elements: interest income, any change in the market value of the fund's investments and any change in the value of other currencies against the U.S. dollar.

Fund results in this report were computed without a sales charge unless otherwise indicated. Here are the total returns and average annual compound returns with all distributions reinvested for periods ended March 31, 1997, assuming payment of the 4.75% maximum sales charge at the beginning of the stated periods -

LIFETIME (SINCE 8/4/87):                     +118.63%         +8.44%

FIVE YEARS:                                  +41.79           +7.23

ONE YEAR:                                    -0.17            -


Sales charges are lower for accounts of $25,000 or more. The fund's 30-day yield as of April 30, 1997, calculated in accordance with the Securities and Exchange Commission formula, was 4.91%. The fund's distribution rate as of that date was 6.95%. The SEC yield reflects income the fund expects to earn based on its current portfolio of securities, while the distribution rate is based solely on the fund's past dividends. Accordingly, the fund's SEC yield and distribution rate may differ.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND ARE NOT PREDICTIVE OF FUTURE RESULTS. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON. Investing in non-U.S. bonds is subject to additional risks. They include currency fluctuations, political and social instability, differing securities regulations and accounting standards, and higher transaction costs.

FELLOW SHAREHOLDERS:

A sustained rise in the value of the U.S. dollar against the currencies of most developed nations made overseas bond investing challenging for the fiscal half-year ended March 31. The dollar rose 11.2% against the Japanese yen, 9.4% against the German mark and 10.4% against the Spanish peseta, for example. The dollar's surge wiped out most of the income and price gains from international bonds held by U.S. dollar investors.

     As a result, Capital World Bond Fund posted only a narrow gain for the six-month period. The value of your investment in the fund rose 0.8% assuming you reinvested income dividends totaling 74 cents a share.

     The fund's total return for the first half of fiscal 1997 outpaced the 1.9% decline in the Salomon Brothers World Government Bond Index, which measures major world bond markets. Most of the difference was because the fund maintained a larger investment than the index in U.S. bonds and the bonds of Canada, Australia and New Zealand. For the same period, the Salomon Brothers Broad Investment-Grade Bond Index, a key measure of the U.S. bond market, posted a gain of 2.5%.

     Over the 12-month period ended March 31, Capital World Bond Fund provided a total return of 4.8% with dividends reinvested. That compares with a total return of 1.2% for the Salomon World Government Bond Index and 4.9% for the Salomon Broad Investment-Grade Index. Both indexes are unmanaged.

     As we have cautioned previously in these letters, there are bound to be periods when currency fluctuations have a negative impact on the fund's investment positions. In the long run, however, our currency hedging strategies have made a positive contribution to the fund's total return.

     Over the fund's lifetime, Capital World Bond Fund has demonstrated that it can provide returns well above inflation. Since its inception in August 1987, the fund has had a cumulative lifetime total return of 129.5%. The fund's average annual compound return of 9.0% was more than twice the 4.0% rate of inflation, as measured by the Consumer Price Index.

     The six-month period just ended, however, was troublesome for dollar-based bond investors. In the U.S., fears of an upsurge in inflation have led to rising bond yields. February's economic data indicated continued low unemployment, rising wages and strong consumer spending. On March 25, the Federal Reserve Board reacted by raising the federal funds rate - the rate banks charge each other for overnight loans - by one-quarter of a percentage point, to 5.5%. This was the first increase by the Fed in more than two years, and it led banks to raise prime lending rates. In response, the yield on 30-year bonds rose on March 27 to above 7%.

     Yields for 10-year U.S. bonds rose to 6.9% from 6.7% during the past six months. Since interest rate increases translate into lower bond prices, this reduced the value of the fund's U.S. bond holdings.

     In Europe, bond yields fell in most instances, leading to higher bond prices. With currency hedging, we locked in some of those gains. But the strong dollar reduced most of the returns for the fund's European bonds. The sole exception was the United Kingdom, where yields fell and sterling rose against the dollar. In Japan, yields fell to 2.3% from 2.8%, but the weakening yen offset those gains as well.

     In the dollar bloc, Canadian bond yields fell sharply relative to the U.S., producing a higher return than U.S. bonds. Australian bonds nearly matched U.S. bond results.

     During the period, the fund made relatively few changes to its investment positions. The fund decreased its currency exposure to the yen to 7.8% from 10.7% because low Japanese interest rates were likely to keep downward pressure on the yen. The fund increased its exposure to the German mark to 14.8% from 7.8% because there appears to be a growing possibility that the U.S. dollar has peaked against the mark.

     Compared with the U.S., inflation seems to be a lesser concern in Europe and Japan, where economic recoveries are proceeding more slowly. European nations are experiencing high unemployment and excess manufacturing capacity. In Japan, financial institutions are grappling with bad loans, and economic growth has been slow.

     At this stage, there is no sure sign that the dollar has ended its rise against most other major currencies. The U.S. economy is strong and interest rates are higher than in Japan and many European nations.

     In December, shareholders received a calendar fourth-quarter dividend of 52 cents a share and then in March received a dividend of 22 cents a share. The fund has historically paid a 22-cent dividend in the first three quarters of the calendar year and then adjusted the fourth-quarter dividend - up or down - to reflect currency gains or losses and any remaining interest income, which we are required by tax laws to distribute. The large fourth-quarter dividend reflected net currency gains from non-U.S. investments of 23 cents a share, in addition to income of 29 cents.

     While it is difficult to predict what will happen to currencies, bond yields and interest rates over the remainder of the year, rest assured that we will monitor developments closely. We look forward to reporting to you again in the autumn, as the fund celebrates its tenth anniversary.

Cordially,
[/s/ Paul G. Haaga, Jr.]
Paul G. Haaga, Jr.
Chairman of the Board

[/s/ Abner D. Goldstine]
Abner D. Goldstine
President

May 13, 1997

[Pull Quote]
Over its lifetime, the fund has demonstrated that it can provide returns well above inflation.
[End Pull Quote]

[chart]
INVESTMENT RESULTS AT A GLANCE
Total return over the fund's
lifetime                          +129.5%
(8/4/87 - 3/31/97)
Total return for the latest
12 months                         +4.8
(4/1/96 - 3/31/97)
Total return for the latest
six months                        +0.8
(10/1/96 - 3/31/97)
[end chart]

[Pull Quote]
In the long run, our currency hedging strategies have enhanced the fund's total return.
[End Pull Quote]

CAPITAL WORLD BOND FUND NET ASSETS
(as of March 31, 1997)
Pacific Basin         16.0%
North America         51.4%
Europe, So. Africa    32.6%
WORLD BOND MARKET
Pacific Basin         19.8%
North America         37.1%
Europe                43.1%

Percentages weighted by currency, based on the table on page 4.

WHERE THE FUND'S ASSETS ARE INVESTED
as of March 31, 1997

                                   Capital World Bond Fund                                    Salomon Brothers
                                   Net Assets                                         World Govt. Bond Index
                                                                    Average                          Average
                                                                    Maturity                         Maturity
Currency of Denomination           Securities#       Currency#      by Currency       Weighting      by Currency

United States                      47.9%             42.4%          5.8 yrs           33.8%          7.9 yrs
Germany                            16.4              14.8           5.6               9.4            5.6
Canada                             6.4               9.0            11.5              3.3            8.4
United Kingdom                     5.8               3.9            5.4               5.8            10.5
Ireland                            4.4               5.9            6.3               0.4            7.4
Japan                              4.3               7.8            6.1               18.8           6.7
Australia                          3.7               5.1            9.6               1.0            5.9
New Zealand                        3.1               3.1            10.3              *              *
Spain                              2.5               3.4            4.5               2.8            5.1
Italy                              1.3               1.3            3.9               6.3            5.4
Portugal                           1.3               1.3            5.5               *              *
Sweden                             1.0               0.5            6.7               1.6            6.0
Denmark                            0.6               0.2            4.5               1.6            6.4
South Africa                       0.6               0.6            13.4              *              *
Netherlands                        0.4               0.4            2.2               3.4            6.8
Finland                            0.2               0.2            0.5               0.5            5.6
Poland                             0.1               0.1            0.0               *              *
France                             -                 -              -                 7.5            7.6
Belgium                            -                 -              -                 2.5            6.5
Austria                            -                 -              -                 0.9            5.0
Switzerland                        -                 -              -                 0.4            6.9

                                   100.0%            100.0%         6.3 yrs           100.0%         7.2 yrs

#Securities and currency weightings may differ due to the fund's use of hedging techniques designed to control its exposure to fluctuations in exchange rates. Short-term investments, cash equivalents, receivables and payables are included in the securities weighting.

*This market is not included in the index.

                                                         Unaudited
Capital World Bond Fund                                  Principal      Market  Percent
Investment Portfolio March 31, 1997                         Amount       Value   of Net
Bonds & Notes                                                (000)       (000)   Assets
Australian Dollars
Australian Government:
 12.50% 1998                                              A$ 1,000    US$   823     .10%
 10.00% 2002                                                  8,350       7,228     .92
 9.00% 2004                                                   5,000       4,165     .53
 4.00% 2010 /1/                                               4,000       3,270     .41
New South Wales Treasury:
 11.50% 1999                                                  1,000         856     .11
 7.00% 2004                                                   5,500       4,078     .52
News America Holdings Inc. 8.625% 2014                       11,000       7,655     .97
Southern Australia Finance Authority
 11.25% 2001                                                  1,500       1,323     .17
                                                                         -----    -----
                                                                         29,398    3.73
                                                                         -----    -----
British Pounds
Bank of Ireland 9.75% 2005                            Pounds   735        1,298     .16
European Investment Bank 6.00% 2004                             250         371     .05
Lloyds Trustee Savings Banking Group
 8.50% 2006                                                   3,000       4,978     .63
United Kingdom:
 9.50% 1999                                                   2,000       3,427     .43
 8.00% 2000                                                   7,000      11,772    1.49
 7.00% 2001                                                   9,250      14,990    1.90
 4.375% 2004 /1/                                              3,000       5,809     .74
 8.50% 2005                                                   1,850       3,207     .41
                                                                         -----    -----
                                                                         45,852    5.81
                                                                         -----    -----
Canadian Dollars
Canadian Government:
 6.25% 1998                                               C$ 2,000        1,470     .19
 10.75% 1998                                                  3,500       2,689     .34
 9.75% 2001                                                   8,000       6,645     .85
 7.50% 2003                                                   5,900       4,506     .57
 9.00% 2004                                                   6,500       5,382     .68
 0% 2005                                                      5,685       2,309     .29
 7.00% 2006                                                   9,500       6,997     .89
 10.75% 2009                                                 10,000       9,476    1.20
 4.25% 2021 /1/                                              14,000      10,867    1.38
                                                                         -----    -----
                                                                         50,341    6.39
                                                                         -----    -----
Danish Kroner
Danish Government:
 9.00% 1998                                              DKr 6,000        1,012     .13
 8.00% 2001                                                  10,000       1,734     .22
 8.00% 2003                                                  10,000       1,731     .22
                                                                         -----    -----
                                                                          4,477     .57
                                                                         -----    -----
Finnish Markkaa
Finland (Republic of) Treasury Bill
 0% 1997                                                   FM7,700        1,523     .19
                                                                         -----    -----
German Marks
Bayerische Vereinsbank AG
 6.50% 2005                                               DM 6,000        3,751     .48
Bundesobligation 5.875% 2000                                 35,550      22,334    2.83
Bundesschatzanweisung 5.75% 1999                             11,000       6,858     .87
Deutschland Republic:
 8.00% 2002                                                  31,500      21,464    2.72
 6.75% 2003                                                  31,500      20,342    2.58
 6.50% 2005                                                  11,000       6,920     .88
 6.875%  2005                                                10,000       6,450     .82
 6.25%  2024                                                  1,000         569     .07
German Unity Fund 8.00% 2002                                  8,500       5,761     .73
Norddeutsche Landesbank Girozentrale
 6.75% 2005                                                   3,500       2,219     .28
Treuhandanstalt:
 7.375% 2002                                                  2,700       1,794     .23
 7.125% 2003                                                 43,000      28,241    3.58
 7.50% 2004                                                   4,500       3,011     .38
                                                                         -----    -----
                                                                        129,714   16.45
                                                                         -----    -----
Irish Pounds
Ireland (Republic of):
 6.25% 1999                                          IRPounds4,500        7,163     .91
 8.00% 2000                                                   2,400       4,024     .51
 6.50% 2001                                                   1,800       2,885     .37
 6.25% 2004                                                   2,030       3,154     .40
 8.00% 2006                                                   9,400      16,014    2.03
Irish Permanent Treasury
 6.75% 2000                                                   1,100       1,754     .22
                                                                         -----    -----
                                                                         34,994    4.44
                                                                         -----    -----
Italian Lire
Italian Government National:
 9.50% 1999                                            Lr3,200,000        1,987     .25
 9.50% 2001                                               5,000,000       3,192     .41
 10.50% 2005                                              3,500,000       2,412     .31
KfW International Finance Inc.
  11.625% 1998                                            4,000,000       2,552     .32
                                                                         -----    -----
                                                                         10,143    1.29
                                                                         -----    -----
Japanese Yen
European Investment Bank 6.75% 2001                   Y    450,000        4,408     .56
Export-Import Bank of Japan:
 4.375% 2003                                                325,000       3,000     .38
 2.875% 2005                                                240,000       2,016     .25
GMAC International Finance 3.75% 1999                       300,000       2,548     .32
International Bank for Reconstruction
 and Development:
 4.50% 2003                                                 714,000       6,627     .84
 4.75% 2004                                                 400,000       3,811     .48
Japan Development Bank:
 5.00% 1999                                                  40,000         355     .05
 6.50% 2001                                                  87,000         854     .11
Spain (Kingdom of) 4.625% 2004                            1,080,000      10,144    1.29
                                                                         -----    -----
                                                                         33,763    4.28
                                                                         -----    -----
Netherlands Guilders
Netherlands Government
 7.50% 1999                                               NLG5,000        2,865     .36
                                                                         -----    -----
New Zealand Dollars
New Zealand Government:
 6.50% 2000                                              NZ$10,050        6,741     .86
 8.00% 2004                                                  10,000       6,949     .88
 8.00% 2006                                                   3,000       2,088     .26
 4.50% 2016 /1/                                              13,000       8,710    1.12
                                                                         -----    -----
                                                                         24,488    3.11
                                                                         -----    -----
Polish Zloty
Poland (Republic of) Treasury Bill 1997                   PLZ1,830          593     .08
                                                                         -----    -----
Portuguese Escudos
Portugal (Republic of):
 11.875% 2000                                           PTE100,000          679     .09
 11.875% 2000                                               595,000       4,078     .52
 8.75% 2001                                                 140,000         898     .11
 11.875% 2005                                               300,000       2,306     .29
 9.50% 2006                                                 300,000       2,107     .27
                                                                         -----    -----
                                                                         10,068    1.28
                                                                         -----    -----
South African Rand
South Africa (Republic of) 13.00% 2010                   ZAR25,000        4,917     .62
                                                                         -----    -----
Spanish Pesetas
Spain (Kingdom of):
 9.90% 1998                                             Pta325,000        2,433     .31
 11.45% 1998                                                570,000       4,331     .55
 8.40% 2001                                                 450,000       3,412     .43
 10.50% 2003                                                600,000       5,054     .64
 8.00% 2004                                                 550,000       4,123     .53
                                                                         -----    -----
                                                                         19,353    2.46
                                                                         -----    -----
Swedish Kronor
Swedish Government:
 11.00% 1999                                             SKr 3,000          438     .06
 10.25% 2003                                                 24,000       3,753     .48
 6.00% 2005                                                  30,000       3,744     .47
                                                                         -----    -----
                                                                          7,935    1.01
                                                                         -----    -----
United States Dollars
Aames Mortgage Trust, Series 1996-D,
 Class A-1C, pass-through certificates,
 6.52% 2020 /2/                                          US$ 3,000        2,962     .38
Airplanes Pass Through Trust, pass - through
 certificates, Class C, 8.15% 2019 /2/                        8,000       8,090    1.03
Banco Nacional de Mexico, SA 1995 Trust
 Certificates, 0% 2002 /2/,/3/                                5,228       4,127     .52
British Sky Broadcasting Group PLC
 7.30% 2006                                                   1,000         974     .12
China (People's Republic of)
 9.00% 2096                                                     500         522     .07
Colombia (Republic of):
 7.25% 2004                                                   2,000       1,888     .24
 8.70% 2016                                                   1,000         987     .13
Continental Airlines, Inc., Series 1996A,
 6.94% 2015 /2/,/3/                                           1,961       1,866     .24
EquiCredit Funding Trust, pass-through
 certificates, Series 1996-A,
 Class A3, 7.35% 2019 /2/                                     3,000       2,966     .38
Federal Home Loan Mortgage Corp.:
 5.78% 2003 /2/                                               4,000       3,717     .47
 6.19% 2004 /2/                                               9,000       8,459    1.07
Federal National Mortgage Assn.
 7.50% 2025 /2/                                               1,414       1,387     .18
Freeport-McMoRan Copper & Gold, Inc.:
 7.50% 2006                                                   1,000         966     .12
 7.20% 2026                                                   3,000       2,898     .37
Government National Mortgage Assn.:
 9.00% 2017-2024 /2/                                          6,789       7,170     .91
 8.50% 2021 /2/                                                 758         790     .10
 7.125% 2022 /2/                                              2,094       2,144     .27
 6.50% 2024 /2/                                               5,235       5,125     .65
 7.125% 2024 /2/                                              2,730       2,800     .36
 6.50% 2025 /2/                                               2,767       2,802     .36
 5.00% 2026 /2/                                               3,480       3,388     .43
 7.00% 2026 /2/                                               1,924       1,835     .23
Green Tree Financial Corp.:
 Net Interest Margin Trust, Series 1995-A,
 7.25% 2005 /2/                                               2,112       2,071     .26
 Home Improvement Loan Certificates,
 Series 1996-C, Class A-1, 6.45% 2021 /2/                     1,816       1,818     .23
Hydro-Quebec, Series HKF, 9.375% 2030                         1,000       1,152     .15
Inter America Development Bank
 8.875% 2001                                                  3,000       3,210     .41
J.P. Morgan & Co., Inc. 4.00% 2012 /1/,/4/                    1,000         976     .12
McDermott Inc. 9.375% 2002                                    2,000       2,067     .26
Merita Bank Ltd. 6.50% 2006                                   1,000         927     .12
National Bank of Hungary 8.875% 2013                            250         262     .03
Parker & Parsley Petroleum Co.
 8.25% 2007                                                   2,000       2,076     .26
Poland (Republic of) Past Due Interest Bonds:
 Bearer shares 4.00% 2014 /4/                                15,500      12,381    1.57
 Registered shares 4.00% 2014 /4/                             2,000       1,597     .20
Quebec (Province of):
 8.625% 2005                                                  1,250       1,333     .17
Reliance Industries Ltd.:
 8.125% 2005                                                    500         492     .06
 10.25% 2097 /3/                                              2,000       2,023     .26
Skandinaviska Enskilda Banken
 6.875% 2009                                                    500         465     .06
Slovenia (Republic of) 7.00% 2001 /3/                         7,000       6,930     .88
Time Warner Inc., pass-through certificates,
 Series 1997-1, 6.10% 2001 /2/,/3/                            5,000       4,695     .60
UCFC Acceptance Corp. pass-through
 certificates, Series 1996-B1, Class A3,
 7.30% 2013/2/                                                3,000       3,017     .38
United Mexican States Government
 7.625% 2001 /3/,/4/                                          4,250       4,292     .54
United States Treasury:
 5.375% 1998                                                  3,000       2,972     .38
 5.875% 1998                                                 12,250      12,216    1.55
 8.25% 1998                                                   1,250       1,280     .16
 8.875% 1998                                                  6,500       6,746     .86
 6.375% 1999                                                 26,000      25,935    3.29
 8.875% 1999                                                 11,000      11,469    1.46
 6.75% 2000                                                   6,675       6,696     .85
 8.50% 2000                                                   1,250       1,322     .17
 6.50% 2001                                                     250         248     .03
 6.625% 2001                                                  1,450       1,443     .18
 7.50% 2001                                                   4,500       4,627     .59
 7.75% 2001                                                   2,000       2,070     .26
 8.00% 2001                                                  18,500      19,330    2.45
 6.375% 2002                                                 31,600      31,022    3.93
 5.75% 2003                                                     660         623     .08
 6.25% 2003                                                   4,250       4,134     .52
 7.25% 2004                                                  14,000      14,278    1.81
 11.625% 2004                                                17,750      22,628    2.87
 6.50% 2005                                                   3,800       3,697     .47
 10.375% 2009                                                   840       1,002     .13
US WEST Capital Funding, Inc.:
 Note 7.30% 2007                                              5,750       5,596     .71
 Debenture 6.95% 2037                                         1,000         976     .12
Woolworth Corp., Series A:
 7.00% 2000                                                   1,000         984     .12
 6.98% 2001                                                   5,000       4,898     .62
 7.00% 2002                                                   2,000       1,946     .25
 8.50% 2022                                                   1,000         995     .13
                                                                         -----    -----
                                                                        308,780   39.17
                                                                         -----    -----
Total Bonds & Notes (cost:
 $730,219,000)                                                          719,204   91.24
                                                                         -----    -----

Short-Term Securities
Corporate Short-Term Notes
ANZ (Delaware) Inc.
 5.31% due 4/7/97                                         US$ 7000        6,993     .89
CIT Group Holdings, Inc.
 6.72% due 4/1/97                                            11,230      11,228    1.42
Daimler-Benz North America Corp.
 5.40% due 4/21/97                                           10,000       9,970    1.27
Lucent Technologies Inc.
 5.38% due 5/5/97                                            11,600      11,539    1.46
RTZ American  Holdings Inc.
 5.29% 4/14/97                                               12,200      12,175    1.54
                                                                         -----    -----
                                                                         51,905    6.58
                                                                         -----    -----

Non-U.S. Currency Deposits:
 British Pound                                            Pounds49           80     .01
 German Mark                                                 DM185          111     .02
 Italian Lira                                            Lr570,928          342     .04
                                                                         -----    -----
                                                                            533     .07
                                                                         -----    -----

Total Short-Term Securities (cost:
 $52,459,000)                                                            52,438    6.65
                                                                         -----    -----
Total Investment Securities (cost:
 $782,678,000)                                                          771,642   97.89

Excess of cash and receivables over
 payables                                                                16,581    2.11
                                                                         -----    -----
Net Assets                                                             $788,223  100.00%
                                                                         =====    =====

/1/ Index-linked bond, which
 is a floating rate bond whose principal
 amount moves with a government retail
 price index.
/2/ Pass-through security backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of this security is shorter than the stated maturity.
/3/ Purchased in a private placement
 transaction; resale to the public may
 require registration or sale only to
 qualified institutional buyers.
/4/ Coupon rates may change periodically.


See Notes to Financial Statements

Capital World Bond Fund                             UNAUDITED
Financial Statements
Statement of Assets and Liabilities
at March 31, 1997      (dollars in thousands)

Assets:
Investment securities at market
 (cost: $782,678)                                    $771,642
Cash                                                       84
Receivables for-
 Sales of investments                   $       8
 Sales of fund's shares                     1,730
 Accrued interest                          17,963      19,701
                                        ---------   ---------
                                                      791,427
Liabilities:
Payables for-
 Repurchases of fund's shares               1,705
 Forward  currency contracts - net            860
 Management services                          447
 Accrued expenses                             192       3,204
                                        ---------   ---------
Net Assets at March 31, 1997-
 Equivalent to $16.27 per share on
48,454,084 shares of $0.01 par value
 capital stock outstanding (authorized
 capital stock - 200,000,000 shares)                 $788,223
                                                       ======

Statement of Operations
for the six months ended March 31, 1997

               (dollars in thousands)
Investment Income:
Income:
 Interest                                             $25,670

Expenses:
 Management services fee                 $  2,670
 Distribution expenses                        986
 Transfer agent fee                           305
 Reports to shareholders                       94
 Registration statement and prospectus        135
 Postage, stationery and supplies              56
 Directors' fees                               15
 Auditing and legal fees                       41
 Custodian fee                                 94
 Taxes other than federal income tax           19
 Other expenses                                 4       4,419
                                        ---------   ---------
 Net investment income                                 21,251
                                                    ---------
Realized Gain and Unrealized Depreciation
 on Investments:
Net realized gain                                      11,417
Net unrealized depreciation on:
 Investments                              (25,061)
 Open forward currency contracts             (556)
                                        ---------
  Net unrealized depreciation                         (25,617)
                                                    ---------
 Net realized gain and unrealized
  depreciation on investments                         (14,200)
                                                    ---------
Net Increase in Net Assets Resulting
 from Operations                                       $7,051
                                                        =====

Statement of Changes in Net Assets
(dollars in thousands)
                                       Six months     Year
                                         ended       ended
                                        3/31/97*    9/30/96
                                        ---------   ---------
Operations:
Net investment income                     $21,251     $43,922
Net realized gain on investments           11,417      20,877
Net unrealized depreciation on investm    (25,617)    (11,445)
                                        ---------   ---------
 Net increase in net
  assets resulting from operations          7,051      53,354
                                        ---------   ---------
Dividends Paid to Shareholders            (35,038)    (51,067)
                                        ---------   ---------

Capital Share Transactions:
Proceeds from shares sold:
 6,748,722 and 17,575,138
 shares, respectively                     114,287     296,074
Proceeds from shares issued in
 reinvestment of net investment
 income dividends and distributions of
 net realized gain on investments:
 1,760,263 and 2,527,117 shares, respe     29,338      42,286
Cost of shares repurchased:
 8,160,700 and 10,834,133
 shares, respectively                    (138,254)   (182,595)
                                        ---------   ---------
 Net increase in net assets
  resulting from capital share
  transactions                              5,371     155,765
                                        ---------   ---------
Total Increase (Decrease) in Net Asset    (22,616)    158,052
Net Assets:
Beginning of period                       810,839     652,787
                                        ---------   ---------
End of period (including undistributed
 net investment income: $5,921 and
 $8,786, respectively)                   $788,223    $810,839
                                        =========   =========

* Unaudited

See Notes to Financial Statements

Notes to Financial Statements

1. Capital World Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, nondiversified management investment company. The fund seeks long-term total return, consistent with prudent management, by investing in quality fixed-income securities issued by major governments and corporations all over the world, including the United States. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

   Bonds and notes are valued at prices obtained from a bond-pricing service provided by a major dealer in bonds, when such prices are available. However, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at prices for securities of comparable maturity, quality and type. The value of each security denominated in a currency other than U.S. dollars will be translated into U.S. dollars at the prevailing market rate provided by a pricing service in accordance with procedures established by the fund's officers. Short-term securities with more than 60 days remaining to maturity, including forward currency contracts, are valued at the mean of their representative quoted bid and asked prices. Where pricing service or market quotations are not readily available, securities will be valued at fair value by the Board of Directors or a committee thereof. Short-term securities with 60 days or less remaining to maturity are valued at amortized cost, which approximates market value.

   As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. In the event the fund purchases securities on a delayed-delivery or "when-issued" basis, it will segregate with its custodian liquid assets in an amount sufficient to meet its payment obligations in these transactions. Realized gains and losses from securities transactions are reported on an identified cost basis. Interest income is reported on the accrual basis. Discounts and premiums on securities purchased are amortized over the life of the respective securities. Distributions to shareholders are recorded on the ex-dividend date.

   Investment securities, and other assets and liabilities, including forward currency contracts, denominated in non-U.S. currencies are recorded in the financial statements after translation into U.S. dollars utilizing rates of exchange on the last business day of the period. Purchases and sales of investment securities and income are calculated using the prevailing exchange rate. The effect of changes in foreign currency exchange rates on investment securities are included with the net realized and unrealized gain or loss on investment securities.

  Pursuant to the custodian agreement, the fund receives credit against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $94,000 includes $12,000 that was paid by these credits rather than in cash.

2. It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net investment income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

 As of March 31, 1997, net unrealized depreciation on investments, excluding forward currency contracts, for book and federal income tax purposes aggregated $11,036,000, of which $8,628,000 related to appreciated securities and $19,664,000 related to depreciated securities. During the six months ended March 31, 1997, the fund realized, on a tax basis, a net capital gain of $10,926,000 on security transactions. Net losses related to non-U.S. currency transactions of $6,012,000 are reported as ordinary income for federal income tax purposes. Dividends paid to shareholders included $10,922,000 of non-U.S. currency gains treated as income dividends for tax purposes. The fund had available at September 30, 1996 a net capital loss carryforward totaling $5,687,000 which may be used to offset capital gains realized during subsequent years through 2004 and thereby relieve the fund and its shareholders of any federal income tax liability with respect to the capital gains that are so offset. It is the intention of the fund not to make distributions from capital gains while there is a capital loss carryforward. The cost of portfolio securities, excluding forward currency contracts, for book and federal income tax purposes was $782,678,000 at March 31, 1997.

3. The fee of $2,670,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.70% of the first $500 million of average net assets; 0.60% of such assets in excess of $500 million but not exceeding $1 billion; and 0.50% of such assets in excess of $1 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.30% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the six months ended March 31, 1997, distribution expenses under the Plan were $986,000. As of March 31, 1997, accrued and unpaid distribution expenses were $137,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $305,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $266,000 (after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of March 31, 1997, aggregate amounts deferred and earnings thereon were $29,000.

     CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No such persons received any remuneration directly from the fund.

4. As of March 31, 1997, accumulated undistributed net realized gain on investments was $7,695,000 and paid-in capital was $780,095,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $307,795,000 and $301,536,000, respectively, during the six months ended March 31, 1997.

   The fund purchases and sells forward currency contracts in anticipation of, or to protect itself against, fluctuations in exchange rates. The contracts are recorded in the statement of assets and liabilities at their net unrealized value; the fund's maximum potential liability in these contracts is equal to the full contract amounts. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from possible movements in foreign exchange rates and securities values underlying these instruments. At March 31, 1997, the fund had outstanding forward currency contracts to purchase and sell non-U.S. currencies as follows:

                                                                                              U.S. Valuation
            Non-U.S.                        Contract           Amount
            Currency             -------------------    -------------                             Unrealized
           Contracts                        Non-U.S.             U.S.           Amount        (Depreciation)
                                                                                                Appreciation
--------------------------      -------------------------------------------------------  -------------------
Sales:
 British Pounds
  expiring 4/7 to
  5/12/97                           16,131,000Pounds      $26,319,000      $26,515,000        $    (196,000)
 Danish Kroner
  expiring 5/5/97                      DKr18,440,000        2,926,000        2,906,000                20,000
 German Marks
  expiring 4/7 to
  7/10/97                               DM47,470,000       28,453,000       27,930,000               523,000
 Japanese Yen
  expiring 8/4 to
  11/12/97                            Y1,973,000,000       16,652,000       16,322,000               330,000
 Swedish Kronor
  expiring 4/28/97                     SKr18,900,000        3,996,000        3,834,000               162,000
                                                                                         -------------------
                                                                                                     839,000
                                                                                         -------------------

Purchases:
 Australian Dollars
  expiring 5/27/97                      A$13,650,000       10,512,000       10,699,000               187,000
 Canadian Dollars
  expiring 5/6 to
  9/8/97                                C$28,688,000       21,453,000       20,843,000              (610,000)
 German Marks
  expiring 4/7/97                       DM43,315,000       25,671,000       25,966,000               295,000
 Irish Pounds
  expiring 4/29/97                 IRPounds7,279,000       11,649,000       11,549,000              (100,000)
 Italian Lire
  expiring 7/10/97                     Lr502,000,000          294,000          300,000                 6,000
 Japanese Yen
  expiring 4/25 to
  10/2/97                             Y5,369,193,000       44,910,000       43,864,000            (1,046,000)
 Spanish Pesetas
  expiring 5/7 to
  6/10/97                           Pta1,021,421,000        7,666,000        7,235,000              (431,000)
                                                                                         -------------------
                                                                                                  (1,699,000)
                                                                                         -------------------

Forward currency contracts - net                                                              $    (860,000)
                                                                                              ===============

                                                 Six months
Per-Share Data and Ratios                             ended
                                                  March 31,      Year   Ended September        30
                                                   1997 /1/      1996    1995      1994     1993      1992

Net Asset Value, Beginning of Period                 $16.86    $16.81  $15.33    $16.48   $15.95    $15.60
                                                      -----     -----   -----     -----    -----     -----
 Income From Investment Operations:
  Net investment income                                 .68      1.09    1.09      1.05      .91      1.03
  Net realized and unrealized (loss)gain
   on investments                                      (.53)      .16    1.57     (1.14)     .65       .40
                                                      -----     -----   -----     -----    -----     -----
   Total income from investment operations              .15      1.25    2.66      (.09)    1.56      1.43
                                                      -----     -----   -----     -----    -----     -----
 Less Distributions:
  Dividends from net investment income             (.74)/2/ (1.20)/2/  (1.18)  (.94)/2/ (.84)/2/ (1.01)/2/
  Distributions from net realized gains                   -         -       -     (.12)    (.19)     (.07)
                                                      -----     -----   -----     -----    -----     -----
   Total distributions                                 (.74)    (1.20)  (1.18)   (1.06)   (1.03)     (1.08)
                                                      -----     -----   -----     -----    -----     -----
Net Asset Value, End of Period                       $16.27    $16.86  $16.81    $14.27   $15.45    $15.95
                                                     ======    ======  ======    ======   ======    ======

Total Return /3/                                    .82%/4/      7.67%  18.10%   (.62)%    10.40%     9.46%

Ratios/Supplemental Data:
 Net assets, end of period (in millions)               $788      $811    $653      $576     $450      $224
 Ratio of expenses to average net assets            .55%/4/      1.09%   1.12%     1.11%    1.19%     1.38%
 Ratio of net income to average net assets         2.63%/4/      6.07%   6.83%     6.88%    6.25%     6.88%

 Portfolio turnover rate                          41.21%/4/    91.27% 104.96%    77.04%   27.95%     95.11%


/1/ Unaudited
/2/ Amount includes realized non-U.S.
 currency gains of 23 cents, 12 cents,
 4cents, 3cents and 7cents for the period ended March 31, 1997, and the years ended
 September 30, 1996, 1994, 1993 and 1992,
 respectively, treated as net investment
income for federal income tax purposes.
/3/ Calculated without deducting a sales charge. The maximum sales charge is 4.75% of the fund's offering price.
/4/ Based on operations for the period
 shown and, accordingly, not representative of a full year's operations.


CAPITAL WORLD BOND FUND
DIRECTORS AND OFFICERS

BOARD OF DIRECTORS

H. FREDERICK CHRISTIE
Rolling Hills Estates, California
Private investor; former President and
Chief Executive Officer, The Mission Group;
former President, Southern California
Edison Company

DON R. CONLAN
South Pasadena, California
President Emeritus, The Capital Group
Companies, Inc.

DIANE C. CREEL
Long Beach, California
Chief Executive Officer and President,
The Earth Technology Corporation
(international engineering consulting)

MARTIN FENTON, JR.
San Diego, California
Chairman of the Board,
Senior Resource Group, Inc.
(senior living centers management)

LEONARD R. FULLER
Marina del Rey, California
President, Fuller & Company, Inc.
(financial management consulting)

ABNER D. GOLDSTINE
Los Angeles, California
President of the fund
Senior Vice President and Director,
Capital Research and Management Company

PAUL G. HAAGA, JR.
Los Angeles, California
Chairman of the Board of the fund
Executive Vice President and Director,
Capital Research and Management Company

HERBERT HOOVER III
San Marino, California
Private investor

RICHARD G. NEWMAN
Los Angeles, California
Chairman of the Board, President
and Chief Executive Officer,
AECOM Technology Corporation
(architectural engineering)

PETER C. VALLI
Long Beach, California
Retired; former Chairman of the Board,
BW/IP International, Inc.
(industrial manufacturing)

OTHER OFFICERS

MICHAEL J. DOWNER
Los Angeles, California
Vice President of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

MARY C. HALL
Brea, California
Vice President of the fund
Senior Vice President - Fund Business Management Group, Capital Research and Management Company

JULIE F. WILLIAMS
Los Angeles, California
Secretary of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

ANTHONY W. HYNES, JR.
Brea, California
Treasurer of the fund
Vice President - Fund Business Management Group, Capital Research and Management Company

KIMBERLY S. VERDICK
Los Angeles, California
Assistant Secretary of the fund
Assistant Vice President - Fund Business Management Group, Capital Research and Management Company

TODD L. MILLER
Brea, California
Assistant Treasurer of the fund
Assistant Vice President - Fund Business Management Group, Capital Research and Management Company

OFFICES OF THE FUND AND
OF THE INVESTMENT ADVISER,
CAPITAL RESEARCH AND
MANAGEMENT COMPANY
333 South Hope Street
Los Angeles, California 90071-1443

135 South State College Boulevard
Brea, California 92821-5804

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
(Please write to the address nearest you.)
American Funds Service Company
P.O. Box 2205
Brea, California 92822-2205

P.O. Box 659522
San Antonio, Texas 78265-9522

P.O. Box 6007
Indianapolis, Indiana 46206-6007

P.O. Box 2280
Norfolk, Virginia 23501-2280

CUSTODIAN OF ASSETS
The Chase Manhattan Bank
One Chase Manhattan Plaza
New York, New York 10081-0001

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
555 South Flower Street
Los Angeles, California 90071-2371

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, California 90071-1462

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180 OR VISIT WWW.AMERICANFUNDS.COM ON THE WORLD WIDE WEB.

This report is for the information of shareholders of Capital World Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after June 30, 1997, this report must be accompanied by an American Funds Group Statistical Update for the most recently completed calendar quarter.

[The American Funds Group(r)]
Printed on recycled paper
Litho in USA  WG/ALI/3417
Lit. No. WBF-013-0597